EXHIBIT 32.1

SECTION 1350 CERTIFICATION

I, David K. Hill, the Principal Executive Officer of Kimball Hill, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that based on my knowledge the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006, filed with the Securities and Exchange Commission: (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID K. HILL
David K. Hill, Chairman, Chief Executive Officer and Director

Date: December 21, 2006